                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)  December 2, 2004
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                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                          333-119328-02             82-0569805
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)

745 Seventh Avenue, New York, New York                       10019
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

     On December 2, 2004, a pooling and servicing agreement dated as of November
12, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among
Structured Asset Securities Corporation II as depositor (the "Registrant"),
Wachovia Bank, National Association as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank
N.V. as fiscal agent. The Pooling and Servicing Agreement was entered into for the purpose of issuing a single series of certificates, entitled LB-UBS
Commercial Mortgage Trust 2004-C8 (the "LB-UBS Commercial Mortgage Trust
2004-C8"), Commercial Mortgage Pass-Through Certificates, Series 2004-C8 (the
"Certificates"). Certain classes of the Certificates, designated as Class A-1,
Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-J, Class B, Class
C, Class D, Class E and Class F (collectively, the "Underwritten Certificates")
were registered under the Registrant's registration statement on Form S-3
(Registration No. 333-119328). The Underwritten Certificates were sold to Lehman
Brothers Inc. and UBS Securities LLC (collectively, the "Underwriters") pursuant to an underwriting agreement dated as of November 23, 2004 (the "Underwriting
Agreement") between the Registrant, the Underwriters, Lehman Brothers Holdings
Inc. ("LBHI") and UBS Real Estate Investments Inc. ("UBSREI"). Certain of the
mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans")
were acquired by the Registrant from UBSREI as seller pursuant to a Mortgage
Loan Purchase Agreement dated as of November 23, 2004 (the "UBS/Registrant
Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by UBSREI to the Registrant with respect to the UBS Mortgage
Loans. The other mortgage loans backing the Underwritten Certificates were acquired from LBHI (the "LBHI Mortgage Loans") and representations and warranties similar to those contained in the UBS/Registrant Mortgage Loan
Purchase Agreement have been made by the Registrant with respect to the LBHI
Mortgage Loans in the Pooling and Servicing Agreement.

     Certain of the terms and conditions of the Pooling and Servicing Agreement, the Underwriting Agreement and the UBS/Registrant Mortgage Loan Purchase
Agreement have been described in a filing previously made on November 29, 2004 on behalf of the Registrant, which filing was made pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, under the Registrants Form S-3 registration statement number 333-119328-02, for the LB-UBS Commercial Mortgage
Trust 2004-C8, and the description of those agreements contained in that filing is hereby incorporated herein by reference. A copy of the Pooling and Servicing
Agreement, the Underwriting Agreement and the UBS/Registrant Mortgage Loan
Purchase Agreement will be filed subsequently as exhibits to a separate Current
Report on Form 8-K filed by the Registrant for the LB-UBS Commercial Mortgage
Trust 2004-C8.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 6, 2004

                                                     STRUCTURED ASSET SECURITIES
                                                     CORPORATION II

                                                By: /s/ David Nass
                                                    ----------------------------
                                                    Name:  David Nass
                                                    Title: Senior Vice President

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